EXHIBIT 99.2

F-1

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Condensed Consolidated Balance Sheets

(Unaudited)

(In U.S. dollars)

	March 31, 2017	December 31, 2016

ASSETS

Current Assets:
Cash at bank and on hand	$56,188	$586
Prepayments and deposits (note 1)	117,214	100,000
Amounts due from shareholders	21,250	-
Total current assets	194,652	100,586

NON-CURRENT ASSETS
Property, plant and equipment, net	4,096	-
Deferred tax assets	19,597	-
Total non-current assets	23,693	-

Total assets	$218,345	$100,586

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Deposits from customers (note 1)	$97,984	$-
Accruals	55,501	-
Income tax payable	6,984	-
Amount due to a director	88,985	69,299
Total liabilities	249,454	69,299

Commitments and Contingencies

Stockholders’ (Deficit) Equity:
Common shares	50,000	141,363
Additional paid-in capital	141,363	-
Accumulated losses	(222,793)	(112,405)
Accumulated other comprehensive income	321	2,329

Total stockholders' (deficit) equity	(31,109)	31,287

Total liabilities and stockholders’ (deficit) equity	$218,345	$100,586

See accompanying notes to condensed consolidated financial statements.

F-2

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Condensed Consolidated Statement of Comprehensive Loss

(Unaudited)

(In U.S. dollars)

For the three months ended March 31, 2017

Revenues	$-

General and administrative expenses	(122,742)

Loss before income tax	(122,742)

Income tax benefits	12,354

Net loss	$(110,388)

Other comprehensive loss:
Foreign currency translation adjustment	(2,008)

Comprehensive loss	$(112,396)

See accompanying notes to condensed consolidated financial statements.

F-3

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In U.S. dollars)

For the three months ended March 31, 2017

Cash flows from operating activities:
Net loss	$(110,388)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	72
Deferred income tax	(19,194)
Changes in assets and liabilities:
Prepayments and deposits	(15,683)
Amounts due from shareholders	(21,250)
Deposits from customers	95,970
Accruals	55,182
Income tax payable	6,840
Net cash used in operating activities	(8,451)

Cash flows from investing activities
Purchase of property, plant and equipment	(4,083)
Net cash used in investing activities	(4,083)

Cash flows from financing activities:
Issuance of common shares	50,000
Advance from a director	16,971
Net cash provided by financing activities	66,971

Effect of exchange rate changes on cash	1,165

Net increase in cash at bank and on hand	55,602
Cash at bank and on hand at January 1, 2017	586

Cash at bank and on hand at March 31, 2017	$56,188

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$-
Income taxes	$-

See accompanying notes to condensed consolidated financial statements.

F-4

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Enigma Technology International Corporation (“Enigma BVI” or the “Company”) was incorporated on February 22, 2017 in the British Virgin Islands.

On May 15, 2017, the Company, Digiwork (Thailand) Co. Ltd (a company incorporated on November 24, 2016 in Thailand)(“Digiwork”) and the shareholders of Digiwork entered into the following commercial arrangements, or collectively, VIE Agreements, pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork.

Pursuant to an Exclusive Technology Consulting and Service Agreement, Enigma BVI agreed to act as the exclusive consultant of Digiwork and provide technology consulting and services to Digiwork. In exchange, Digiwork agreed to pay Enigma BVI a technology consulting and service fee, the amount of which is decided by Enigma BVI on the basis of the work performed and commercial value of the services and the fee amount to be equivalent to the amount of net profit before tax of Digiwork on quarterly basis, provided that the minimum amount of which is no less than Thai baht (THB) 30,000 (approximately $874) per quarter. Without the prior written consent of Enigma BVI, Digiwork may not accept the same or similar technology consulting and services provided by any third party during the term of the agreement. All the benefits and interests generated from the agreement, including but not limited to intellectual property rights, know-how and trade secrets, will be Enigma BVI’s sole and exclusive rights. The term of this agreement will expire on May 15, 2027 and may be extended unilaterally by Enigma BVI with Enigma BVI's written confirmation prior to the expiration date. Digiwork cannot terminate the agreement early unless Enigma BVI commits fraud, gross negligence or illegal acts, or becomes bankrupt or winds up;

Pursuant to an Exclusive Purchase Option Agreement, the shareholders of Digiwork granted to Enigma BVI and any party designated by Enigma BVI the exclusive right to purchase at any time during the term of this agreement all or part of the equity interests in Digiwork, or the “Equity Interests,” at a purchase price equal to the registered capital paid by the shareholder of Digiwork for the Equity Interests, or, in the event that applicable law requires an appraisal of the Equity Interests, the lowest price permitted under applicable law;

F-5

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS (continued)

Pursuant to powers of attorney executed by each of the shareholders of Digiwork, such shareholders irrevocably authorized any person appointed by Enigma BVI to exercise all shareholder rights, including but not limited to voting on their behalf on all matters requiring approval of Digiwork’s shareholders, disposing of all or part of the shareholder's equity interest in Digiwork, and electing, appointing or removing directors and executive officers. The person designated by Enigma BVI is entitled to dispose of dividends and profits on the equity interest subject to the instructions of the shareholder. Each power of attorney will remain in force for so long as the shareholder remains a shareholder of Digiwork. Each shareholder has waived all the rights which have been authorized to Enigma BVI’s designated person under each power of attorney;

Pursuant to equity pledge agreements, each of the shareholders of Digiwork pledged all of the Equity Interests to Enigma BVI to secure the full and complete performance of the obligations and liabilities on the part of Digiwork and each of its shareholders under this and the above contractual arrangements. If Digiwork or the shareholders of Digiwork breach their contractual obligations under these agreements, then Enigma BVI, as pledgee, will have the right to dispose of the pledged equity interests. The shareholders of Digiwork agree that, during the term of the equity pledge agreements, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and they also agree that Enigma BVI’s rights relating to the equity pledge should not be prejudiced by the legal actions of the shareholders, their successors or their designatees. During the term of the equity pledge, Enigma BVI has the right to receive all of the dividends and profits distributed on the pledged equity. The equity pledge agreements will terminate on the second anniversary of the date when Digiwork and the shareholders of Digiwork have completed all their obligations under the contractual agreements described above.

As a result of the above contractual arrangements, Enigma BVI has substantial control over Digiwork’s daily operations and financial affairs, election of their senior executives and all matters requiring shareholder approval. Furthermore, as the primary beneficiary of Digiwork, Enigma BVI is entitled to consolidate the financial results of Digiwork in its own consolidated financial statements under Financial Accounting Standards Board Accounting Standard Codification (ASC) Topic 810 and related subtopics related to the consolidation of variable interest entities, or ASC Topic 810.

F-6

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS (continued)

Digiwork (Thailand) Co., Ltd. was established and incorporated in Thailand on November 24, 2016. The authorized capital of the Company is THB5,000,000, divided into 500,000 common shares with a par value of THB10 per share, which has been fully paid up as of December 31, 2016.

Digiwork was set up pursuant to a joint business agreement among its shareholders on August 4, 2016 and as amended and restated on March 31, 2017 (“JBA”). Pursuant to the JBA, Digiwork is obligated to pay a total of $10,000,000 to a shareholder of Digiwork, or Digiwork Co., Ltd. (“Digiwork Korea”, a 100% wholly owned subsidiary of a 33.6% shareholder of IWEB, Inc.). As the consideration for such payments, Digiwork Korea agrees to provide research and development services to Digiwork for a period of five years commencing from March 31, 2017. On December 31, 2016, an initial payment of $100,000 was paid to Digiwork Korea.

On July 10, 2017, parties to the JBA entered into an amendment to the Amended and Restated Joint Business Agreement which amended the total payment from $10,000,000 to $1,100,000. Mr. Ratanaphon Wongnapachant, a major shareholder and director of the Company, has agreed to make loans to Digiwork to make the payment due to Digiwork Korea, if necessary.

Digiwork Korea also agrees to provide/grant Digiwork full and exclusive licenses of any new launches, developments, improvements and any other intellectual property rights so developed by Digiwork Korea. The territories for such licenses are in Thailand, Vietnam, Myanmar, Laos, Cambodia, United Arab Emirates and Qatar.

Digiwork was authorized by Digiwork Korea to be an official licensee and distributor of its technology exclusively in Thailand, Vietnam, Myanmar, Laos, Cambodia, United Arab Emirates and Qatar, and the authorization covers all four of Digiwork Korea’s coding technology: image, audio, web and security coding. This technology enables governments and enterprises around the world to give digital identities to media and objects that computers can sense and recognize, and to which they can react.

Digiwork is a technology development and services provider specializing in coding services in various industries and markets.

F-7

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS (continued)

In the first quarter of 2017, Digiwork signed two service contracts with two unrelated entities for coding services. Deposits of THB3.6 million ($0.1 million) have been received as of March 31, 2017 and the initial phase of the services has been completed as of May 15, 2017.

On May 15, 2017, Enigma BVI completed a reverse merger transaction with IWEB, Inc., a company incorporated in the USA and whose common stock is quoted on the Over the Counter Bulletin Board under the symbol “IWBB”.

These financial statements have been titled "Enigma Technology International Corporation" because:

i.	Enigma Technology International Corporation is the primary beneficiary of Digiwork (Thailand) Co., Ltd., its variable interest entity (“VIE”), and its operations.
ii.	Other than its 100% beneficial interests in Digiwork, Enigma BVI has no significant assets and no other business operations.
iii.	The reverse merger transaction with IWEB, Inc. took place under the name of Enigma Technology International Corporation.

Enigma BVI’s business address is at 121/34, RS Tower, 8th Floor, Ratchadaphisek Road, Din Daeng Sub-district, din Daeng District, Bangkok, Thailand.

Organization and reorganization

Enigma BVI was incorporated on February 22, 2017 in the British Virgin Islands with limited liability as an investment holding company. Upon incorporation, Enigma BVI issued 50,000 shares at $1 each. Enigma BVI owned as to 57.5% by Mr. Ratanaphon Wongnapachant, 2.5% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd., a KOSDAQ-listed corporation.

Digiwork (Thailand) Co. Ltd was incorporated in Thailand with limited liability on November 24, 2016. Digiwork was also held as to 57.5% by Mr. Ratanaphon Wongnapachant, 2.5% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd.

F-8

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS (continued)

On May 15, 2017, Enigma BVI, Digiwork and the shareholders of Digiwork entered into the abovementioned VIE Agreements, pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork. The change in control of and the acquisition of Digiwork by Enigma BVI have been accounted for as common control transaction in a manner similar to a pooling of interests and there was no recognition of any goodwill or excess of the acquirers’ interest in the net fair value of the acquirees’ identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combinations. Therefore, this transaction was recorded at historical cost with a reclassification of equity from retained profits to additional paid in capital to reflect the deemed value of consideration given in the local jurisdiction and the capital structure of Enigma BVI.

The financial statements of the Company include all of the accounts of the Company and its VIE entity, Digiwork.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed consolidated financial statements have been prepared in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”).

These condensed consolidated financial statements are unaudited. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these condensed consolidated financial statements, which are of a normal and recurring nature, have been included. The results reported in the condensed consolidated financial statements for any interim periods are not necessarily indicative of the results that may be reported for the entire year. The following (a) condensed consolidated balance sheet as of December 31, 2016, which was derived from the Company’s audited financial statements, and (b) the unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to those rules and regulations, though the Company believes that the disclosures made are adequate to make the information not misleading. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and accompanying footnotes of the Company for the period from November 24, 2016 (inception) through December 31, 2016, on the Current Report on Form 8-K of IWEB, Inc. filed with the SEC on May 15, 2017.

F-9

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of these financial statements requires management of the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, costs and expenses, and related disclosures. On an on-going basis, the Company evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Identified below are the accounting policies that reflect the Company’s most significant estimates and judgments, and those that the Company believes are the most critical to fully understanding and evaluating its financial statements.

Basis of Consolidation

Enigma BVI’s consolidated financial statements include the accounts of Enigma and its consolidated VIE. All intercompany transactions and balances are eliminated.

VIE Consolidation

The Company’s VIE is owned as to 57.5% by Mr. Ratanaphon Wongnapachant, 2.5% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd., a KOSDAQ-listed corporation. For consolidated VIE, management made evaluations of the relationships between the Company and the VIE and the economic benefit flow of contractual arrangements with the VIE. In connection with such evaluation, management also took into account the fact that, as a result of such contractual arrangements, the Company controls the shareholders’ voting interests in these VIE. As a result of such evaluation, management concluded that Enigma is the primary beneficiary of its consolidated VIE.

Owing to the Thailand legal restrictions on foreign ownership in particular, Enigma BVI currently conducts the coding business in Thailand through Digiwork, which it effectively controls through a series of contractual arrangements. The Company consolidates in its consolidated financial statements of the VIE of which the Company is the primary beneficiary.

The following financial information of the Company’s consolidated VIE is included in the accompanying condensed consolidated financial statements:

F-10

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

VIE Consolidation (continued)

	March 31, 2017	December 31, 2016

ASSETS
Cash at bank and on hand	$56,188	$586
Prepayments and deposits	117,214	100,000
Property, plant and equipment, net	4,096	-
Total assets	$177,498	$100,586

Current Liabilities:
Deposits from customers	$97,984	$-
Accruals	15,501	-
Amount due to a director	73,525	69,299
Total liabilities	$187,010	$69,299

For the three months ended March 31, 2017

Revenues	$-

Net loss	$26,178

For the three months ended March 31, 2017

Net cash provided by operating activities	$57,009
Net cash used in investing activities	(4,083)
Net cash provided by financing activities	1,511

F-11

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation and accumulated impairment. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Estimated useful lives (years)
Office and computer equipment	5
Software	5

Expenditure for maintenance and repairs is expensed as incurred.

The gain or loss on the disposal of property, plant and equipment is the difference between the net sales proceeds and the lower of the carrying value or fair value less cost to sell the relevant assets and is recognized in general and administrative expenses in the condensed consolidated statement of comprehensive loss.

Impairment of Long-lived Assets

In accordance with ASC 360-10-35, the Company reviews the carrying values of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Based on the existence of one or more indicators of impairment, the Company measures any impairment of long-lived assets using the projected discounted cash flow method at the asset group level. The estimation of future cash flows requires significant management judgment based on the Company’s historical results and anticipated results and is subject to many factors. The discount rate that is commensurate with the risk inherent in the Company’s business model is determined by its management. An impairment loss would be recorded if the Company determined that the carrying value of long-lived assets may not be recoverable. The impairment to be recognized is measured by the amount by which the carrying values of the assets exceed the fair value of the assets. No impairment has been recorded by the Company as of March 31, 2017 and December 31, 2016.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price is fixed or determinable, collection is reasonably assured and delivery of products has occurred or services have been rendered. Customer payments received prior to the recognition of revenue are recorded as advance from customers.

The Company has earned no revenue since its inception.

F-12

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency and Foreign Currency Translation

An entity’s functional currency is the currency of the primary economic environment in which it operates, normally that is the currency of the environment in which the entity primarily generates and expends cash. Management’s judgment is essential to determine the functional currency by assessing various indicators, such as cash flows, sales price and market, expenses, financing and inter-company transactions and arrangements. The functional currency of the Company is the Thai Baht (“THB”).

Foreign currency transactions denominated in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the statement of comprehensive income (loss).

The financial statements are presented in U.S. dollars. Assets and liabilities are translated into U.S. dollars at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average of the exchange rates in effect during the reporting period. Stockholders’ equity accounts are translated using the historical exchange rates at the date the entry to stockholders’ equity was recorded, except for the change in retained earnings during the period, which is translated using the historical exchange rates used to translate each period’s income statement. Differences resulting from translating THB to the reporting currency are recorded in accumulated other comprehensive income in the balance sheets.

Translation of amounts from THB into U.S. dollars has been made at the following exchange rates:

March 31, 2017
Balance sheet items, except for equity accounts	THB34.3371 to $1

For the three months ended March 31, 2017
Income statement and cash flows items	THB35.0575 to $1

December 31, 2016
Balance sheet items, except for equity accounts	THB35.6666 to $1

F-13

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Unaudited)

(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Income taxes are accounted for using an asset and liability approach which requires the recognition of income taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Deferred income taxes are determined based on the differences between the accounting basis and the tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. Deferred tax assets are reduced by a valuation allowance, if based on available evidence, it is considered that it is more likely than not that some portion of or all of the deferred tax assets will not be realized. In making such determination, the Company considers factors including future reversals of existing taxable temporary differences, future profitability, and tax planning strategies. If events were to occur in the future that would allow the Company to realize more of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred. If events were to occur in the future that would require the Company to realize less of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the valuation allowance against deferred tax assets that would decrease income for the period when those events occurred. Significant management judgment is required in determining income tax expense and deferred tax assets and liabilities.

The Company’s deferred tax assets relate to net operating losses and temporary differences between accounting basis and tax basis for its operations, which are subject to corporate income tax in Thailand.

Thailand Withholding Tax on Dividends

Dividends payable by a foreign invested enterprise in Thailand to its foreign investors are subject to a 10% withholding tax, unless any foreign investor’s jurisdiction of incorporation has a tax treaty with Thailand that provides for a different withholding arrangement.

F-14

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Uncertain Tax Positions

Management reviews regularly the adequacy of the provisions for taxes as they relate to the Company’s income and transactions. In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

Fair Value of Financial Instruments

U.S. GAAP establishes a three-tier hierarchy to prioritize the inputs used in the valuation methodologies in measuring the fair value of financial instruments. This hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three-tier fair value hierarchy is:

Level 1 – observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – include other inputs that are directly or indirectly observable in the market place.

Level 3 – unobservable inputs which are supported by little or no market activity.

The carrying value of the Company’s financial instruments, including cash at bank and on hand and payable to a director approximate their fair value due to their short maturities.

Comprehensive Income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income includes cumulative foreign currency translation adjustment.

F-16

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, ‘‘Revenue from Contracts with Customers (Topic 606).’’ This guidance supersedes current guidance on revenue recognition in Topic 605, ‘‘Revenue Recognition.” In addition, there are disclosure requirements related to the nature, amount, timing, and uncertainty of revenue recognition. In August 2015, the FASB issued ASU No.2015-14 to defer the effective date of ASU No. 2014-09 for all entities by one year. For public business entities that follow U.S. GAAP, the deferral results in the new revenue standard are being effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. The Company will apply the new revenue standard beginning January 1, 2018, and will not early adopt. The Company is currently in the process of analyzing the Company’s revenue streams in accordance with the new revenue standard to determine the impact on the Company’s financial statements.

On January 5, 2016, the FASB issued ASU 2016-01 (“ASU 2016-01”), Recognition and Measurement of Financial Assets and Financial Liabilities, which amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments. This amendment requires all equity investments to be measured at fair value, with changes in the fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). This standard will be effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect this standard to have a material impact on its financial statements.

On February 25, 2016, the FASB issued ASU No. 2016-02 (“ASU 2016-02”), Leases. ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. In addition, this standard requires both lessees and lessors to disclose certain key information about lease transactions. ASU 2016-02 is effective for public companies for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. Early adoption is permitted. The Company does not expect this standard to have a material impact on its financial statements.

F-17

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements (continued)

In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application will be permitted for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company does not expect this standard to have a material impact on its financial statements.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15, Statement of Cash Flows – Classification of Certain Cash Receipts and Cash Payments, which clarifies the presentation and classification of certain cash receipts and cash payments in the statement of cash flows. This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. The Company does not expect this standard to have a material impact on its financial statements.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The standard is effective for fiscal years beginning after December 15, 2017, and interim period within those fiscal years. Early adoption is permitted, including adoption in an interim period. The standard should be applied using a retrospective transition method to each period presented. The Company does not expect this standard to have a material impact on its financial statements.

F-18

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements (continued)

In January 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The standard is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted. The standard should be applied prospectively on or after the effective date. The Company does not expect this standard to have a material impact on its financial statements.

In January 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-04, “Simplifying the Test for Goodwill Impairment.” The guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The guidance should be adopted on a prospective basis for the annual or any interim goodwill impairment tests beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect this standard to have a material impact on its financial statements.

3.	GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses resulting in an accumulated deficit of $222,793 as of March 31, 2017, and has net working capital deficit of $54,802. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. There can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all.

These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

F-19

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

4.	BALANCES WITH RELATED PARTIES

	March 31, 2017	December 31, 2016

Due from shareholders	$21,250	$-

Due to a director
Mr Ratanaphon Wongnapachant	$88,985	$69,299

The amounts were unsecured, non-interest bearing and repayable on demand.

5.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	March 31, 2017	December 31, 2016

Office and computer equipment	$3,033	$-
Software	1,136	-
Less: Accumulated depreciation	(73)	-
	$4,096	$-

Depreciation expenses charged to the statement of comprehensive loss for the quarter ended March 31, 2017 were $72.

6.	SHAREHOLDERS’ EQUITY

The share capital balance as of March 31, 2017 represented the issued capital of Enigma BVI.

The share capital balance as of December 31, 2016 represented the issued capital of Digiwork.

F-20

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

7.	INCOME TAXES

(a)	Income taxes in the condensed consolidated statement of comprehensive loss:

For the three months ended March 31, 2017

Current tax - Thailand	$8,054
Deferred tax	(19,194)
Over provision of valuation allowance in prior period	(1,214)
Total income tax benefits	$(12,354)

British Virgin Islands

Under the current laws of the British Virgin Islands, entities incorporated in British Virgin Islands are not subject to tax on their income or capital gains.

Thailand

The statutory corporate income tax in Thailand (“CIT”) is 20%.

Digiwork, with a paid-in capital not exceeding 5 million Thai baht (THB) at the end of any accounting period and income from the sale of goods and/or the provision of services not exceeding THB 30 million in any accounting period, is subject to CIT in Thailand at the following reduced rates:

For accounting periods no later than December 31, 2016:

Net profit
Nil – THB300,000	0%
THB300,000 – THB1,000,000	10%
Over THB1,000,000	20%

For accounting periods beginning on or after 1 January 2017:

Net profit
Nil – THB300,000 ($8,736)	0%
THB300,000 – THB3,000,000 ($87,369)	15%
Over THB3,000,000 ($87,369)	20%

F-21

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

7.	INCOME TAXES (continued)

A reconciliation of the provision for income taxes determined at the statutory income tax rate to the Company's income taxes is as follows:

For the three months ended March 31, 2017

Loss before income taxes	$(122,742)
Thailand statutory CIT rate	20%
Income tax credit computed at statutory CIT rate	(24,548)
Reconciling items:
Tax effect of tax exempt entity	16,842
Others	(3,434)
Over provision of valuation allowance in prior period	(1,214)
$(12,354)

(b)	The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of March 31, 2017 and December 31, 2016 are presented below:

	March 31, 2017	December 31, 2016
Deferred tax assets
- Deposits from customers	$19,597	$-
- Net operating loss carried forward	-	1,193
Valuation allowance	-	(1,193)
	$19,597	$-

As of March 31, 2017 and December 31, 2016, the Company had net operating loss carry forwards of $nil and $5,966, respectively, which will expire in various years in various years through 2022. Management believes it is more likely than not that the Company will not realize these potential tax benefits as these operations will not generate any operating profits in the foreseeable future. As a result, a valuation allowance was provided against the full amount of the potential tax benefits.

F-22

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

8.	COMMITMENTS AND CONTINGENCIES

Capital Commitments

Digiwork engaged a related party to provide research and development services for a period of five years commencing from March 31, 2017, with the total contract amount of $10,000,000 (note 1). As of March 31, 2017, the Company has capital commitments of $1,000,000.

Lease Commitments

Rental expense of the Company was $5,550 for the three months ended March 31, 2017.

The Company has entered into a lease for office space located in Din Daeng Sub-district, din Daeng District, Bangkok, Thailand for the period from February 21, 2017 to February 20, 2020. The office space lease amounts total THB127,120 ($3,626) per month.

The total future minimum lease payments under the non-cancellable operating lease with respect to the office premises as of March 31, 2017 are payable as follows:

12 months ending March 31,
2018	$45,547
2019	44,425
2020	37,022
Total	$126,994

9.	THAILAND CONTRIBUTION PLAN

In accordance with the rules and regulations in Thailand, the employees of the VIE established in Thailand are required to participate in a defined contribution retirement plan organized by local government. Contributions to this plan are expensed as incurred and other than these monthly contributions, the VIE has no further obligation for the payment of retirement benefits to its employees. For the three months ended March 31, 2017, the VIE contributed a total of $313 to this plan.

F-23

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)
(In U.S. dollars)

10.	SUBSEQUENT EVENTS

On May 15, 2017, the Company and Digiwork and the shareholders of Digiwork entered into a series of VIE Agreements (Note 1), pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork.

On May 15, 2017, IWEB, Inc. entered into a share exchange agreement (the “Share Exchange Agreement”) with the Company, and all the shareholders of Enigma BVI, namely, Mr. Ratanaphon Wongnapachant, Ms. Chanikarn Lertchawalitanon and S-Mark Co. Ltd. (collectively the “Shareholders”), to acquire all the issued and outstanding capital stock of the Company in exchange for the issuance to the Shareholders of an aggregate of 63,000,000 restricted shares of IWEB, Inc.’s common stock (the “Reverse Merger”) delivered on the Closing Date of the Reverse Merger (the “Closing Shares”). The Reverse Merger closed on May 15, 2017. As a result of the Reverse Merger, the Company is now a wholly-owned subsidiary of IWEB, Inc.

On July 10, 2017, parties to the JBA entered into an amendment to the Amended and Restated Joint Business Agreement which amended the total payment from $10,000,000 to $1,100,000 (note 1). Mr. Ratanaphon Wongnapachant, a major shareholder and director of the Company, has agreed to make loans to Digiwork to make the payment due to Digiwork Korea, if necessary.

F-24

IWEB, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements give effect to the reverse merger transaction (the “Transaction”) between IWEB, Inc. (the “Company”, “IWBB”, “we”, “us”, or “our”) and Enigma Technology International Corporation (“Enigma BVI”), a company incorporated in the British Virgin Islands.

F-25

IWEB, Inc.

Unaudited Proforma Condensed Combined Balance Sheet

As of March 31, 2017

(Stated in U.S. dollars)

	Historical (Note 1)		Pro Forma
	IWBB	Enigma BVI	Adjustments	Note 2	Combined

ASSETS
Current Assets
Cash at bank and on hand	$76	$56,188	$(1)	(4)	$56,263
Prepayments and deposits	-	117,214			117,214
Amounts due from shareholders	-	21,250			21,250
Total current assets	76	194,652			194,727

NON-CURRENT ASSETS
Property, plant and equipment	-	4,096			4,096
Deferred tax assets	-	19,597			19,597
Total non-current assets	-	23,693			23,693

Total assets	$76	$218,345			$218,420

Current Liabilities:
Deposits from customers	$-	$97,984			$97,984
Accruals	26,767	55,501			82,268
Income tax payable	-	6,984			6,984
Amounts due to directors	27,680	88,985			116,665
Total liabilities	54,447	249,454			303,901

Stockholders’ Deficit:
Common stock, $0.0001 par value; 75,000,000 shares authorized; 51,495,000 shared issued and outstanding	5,149	-	2,351	(2)	7,500
Treasury shares	-	-	(1)	(4)	-
			1	(2)
Common shares	-	50,000	(50,000)	(3)	-
Additional paid in capital	10,801	141,363	(20,321)	(1)(3)	129,491
			(2,352)	(2)
Accumulated losses	(70,321)	(222,793)	70,321	(1)	(222,793)
Accumulated other comprehensive income	-	321			321
Total stockholders' deficit	(54,371)	(31,109)			(85,481)

Total liabilities and stockholders’ deficit	$76	$218,345			$218,420

F-26

IWEB, Inc.

Unaudited Proforma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2017

(Stated in U.S. dollars)

	Historical (Note 1)		Pro Forma
	IWBB	Enigma BVI	Adjustments	Note 2	Combined

Revenue	$64,002	$-	$(64,002)	(1)	$-

Cost of revenue	(60,000)	-	60,000	(1)	-

Gross profit	4,002	-	(4,002)	(1)	-

Operating expenses
General and administrative expenses	(58,787)	(122,742)	58,787	(1)	(122,742)

Loss before income tax	(54,785)	(122,742)			(122,742)

Income tax benefits	-	12,354			12,354

Net loss	$(54,785)	$(110,388)			$(110,388)

NET LOSS PER SHARE: BASIC AND DILUTED*	$0.00 *				$0.00 *

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: BASIC AND DILUTED	51,495,000		63,000,000	(2)	75,000,000
			(39,495,000)	(4)

* Less than $0.01 per share

F-27

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

On May 15, 2017, IWEB, Inc. (“the Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Enigma Technology International Corporation, a British Virgin Islands company, (“Enigma BVI”), and all the shareholders of Enigma BVI, namely, Mr. Ratanaphon Wongnapachant, Ms. Chanikarn Lertchawalitanon, and S-Mark Co. Ltd. (each a “Shareholder” and collectively the “Shareholders”), to acquire all the issued and outstanding capital stock of Enigma BVI in exchange for the issuance to the Shareholders of an aggregate of 63,000,000 restricted shares of our common stock (the “Reverse Merger”) delivered on the Closing Date of the Reverse Merger (the “Closing Shares”). The Reverse Merger closed on May 15, 2017. Immediately after the closing of the Reverse Merger, we have a total of 75,000,000 issued and outstanding shares of common stock, 63,000,000 of which are held by the Shareholders. As a result of the Reverse Merger, Enigma BVI is now our wholly-owned subsidiary.

In connection with the transactions contemplated by the Share Exchange Agreement, the Company and Mr. Wai entered into a Repurchase Agreement, dated May 14, 2017, pursuant to which the Company purchased 39,495,000 shares of the Company’s common stock (the “Repurchase Shares”) from Mr. Wai for a total purchase price of $1.00, effective immediately prior to the consummation of the Share Exchange Agreement. The Repurchase Shares were held as treasury shares and issued to the Shareholders pursuant to the Share Exchange Agreement. Mr. Wai Hok Fung (Mr. Wai) is the President and a director of the Company.

On May 15, 2017 the Company completed the acquisition of Enigma BVI. As a result of the transaction, Enigma BVI is now a wholly owned subsidiary of the Company, the former shareholders of Enigma BVI became the holders of approximately 84% of the Company’s issued and outstanding capital stock on a fully-diluted basis. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Enigma BVI is considered the acquirer for accounting and financial reporting purposes.  The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

F-28

Note 1 — Basis of Presentation

The unaudited pro forma condensed combined financial statements have been derived from the historical unaudited financial statements of the Company and Enigma BVI after giving effect to the merger with Enigma BVI.

The unaudited pro forma condensed combined balance sheet as of March 31, 2017 is presented as if the acquisition of Enigma BVI had occurred on March 31, 2017.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 is presented as if the acquisition of Enigma BVI had occurred on January 1, 2017 and were carried forward through each of the aforementioned periods presented.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Reverse Merger; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. This merger will be treated as a reverse acquisition, and therefore Enigma BVI is treated as the accounting acquirer, such that the financial statements of Enigma BVI immediately after the merger will become those of the Company. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 2— Pro Forma Adjustments.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements and accompanying notes of the Company included in the Company’s Quarterly Reports on Form 10-Q and the Transition Report on Form 10-K for the transition period from July 1, 2016 to December 31, 2016, and of Enigma BVI included in this Form 8-K for the three months ended March 31, 2017.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

F-29

Note 2 — PRO FORMA ADJUSTMENTS

The adjustment included in the pro forma balance sheet and statement of operations is as follows:

(1)	To eliminate the accumulated loss of IWBB incurred before the reverse acquisition.

(2)	To reflect the issuance of 63,000,000 shares to the former shareholders of Enigma (including the Repurchase Shares that were held as treasury shares and issued to the Shareholders pursuant to the Share Exchange Agreement), resulting in 75,000,000 total shares of common stock outstanding of IWBB after the reverse acquisition.

(3)	To eliminate paid-in capital of Enigma BVI.

(4)	To reflect the repurchase of 39,495,000 shares of the Company’s common stock (the “Repurchase Shares”) from Mr. Wai for a total purchase price of $1.00 as treasury shares.

F-30